                                                                   EXHIBIT 4-232


                                    INDENTURE

                          DATED AS OF DECEMBER 1, 2002

                                 ---------------

                           THE DETROIT EDISON COMPANY
                                (2000 2ND AVENUE,
                            DETROIT, MICHIGAN 48226)

                                       TO

                         BANK ONE, NATIONAL ASSOCIATION
                               (153 W. 51st Street
                            NEW YORK, NEW YORK 10019)

                                   AS TRUSTEE

                                 ---------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                  2002 SERIES C
                    AND GENERAL AND REFUNDING MORTGAGE BONDS,
                                  2002 SERIES D

                                       AND

                         (B) RECORDING AND FILING DATA.

                               TABLE OF CONTENTS*


                                                                                           PAGE
                                                                                           ----
PARTIES..................................................................................    1
RECITALS.................................................................................    1
    Original Indenture and Supplementals.................................................    1
    Issue of Bonds Under Indenture.......................................................    2
    Bonds Heretofore Issued..............................................................    2
    Reason for Creation of New Series....................................................   12
    Bonds to be 2002 Series C and 2002 Series D..........................................   12
    Further Assurance....................................................................   12
    Authorization of Supplemental Indenture..............................................   13
    Consideration for Supplemental Indenture.............................................   13
PART I. CREATION OF THREE HUNDRED THIRTY-THIRD SERIES OF BONDS.
GENERAL AND REFUNDING MORTGAGE BONDS, 2002 SERIES C......................................   13
    Sec. 1.   Terms of Bonds of 2002 Series C............................................   13
              Release....................................................................   13
    Sec. 2.   Redemption of Bonds of 2002 Series C.......................................   13
    Sec. 3.   Redemption of Bonds of 2002 Series C in event of acceleration of Notes.....   13
    Sec. 4.   Form of Bonds of 2002 Series C.............................................   13
              Form of Trustee's Certificate..............................................   13
PART II. CREATION OF THREE HUNDRED THIRTY-FOURTH SERIES OF BONDS.
GENERAL AND REFUNDING MORTGAGE BONDS, 2002 SERIES D......................................   13
    Sec. 1.   Terms of Bonds of 2002 Series D............................................   13
              Release....................................................................   13
    Sec. 2.   Redemption of Bonds of 2002 Series D.......................................   13
    Sec. 3.   Redemption of Bonds of 2002 Series D in event of acceleration of Notes.....   13
    Sec. 4.   Form of Bonds of 2002 Series D.............................................   13
              Form of Trustee's Certificate..............................................   13
PART III. RECORDING AND FILING DATA......................................................   13
    Recording and Filing of Original Indenture...........................................   13
    Recording and Filing of Supplemental Indentures......................................   13
    Recording of Certificates of Provision for Payment...................................   13
PART IV. THE TRUSTEE.....................................................................   13
    Terms and Conditions of Acceptance of Trust by Trustee...............................   13
PART V. MISCELLANEOUS....................................................................   13
    Confirmation of Section 318(c) of Trust Indenture Act................................   13
    Execution in Counterparts............................................................   13
    Testimonium..........................................................................   13
    Execution............................................................................   13
    Acknowledgment of Execution by Company...............................................   13
    Acknowledgment of Execution by Trustee...............................................   13
    Affidavit as to Consideration and Good Faith.........................................   13


----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES. SUPPLEMENTAL INDENTURE, dated as of the 1st day of December, in the year 2002, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and Bank One, National Association, a trust company organized and existing under the laws of the United States, having i a corporate trust office at 153 W. 51st Street in the Borough of Manhattan, The City and State of New York, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.



ORIGINAL INDENTURE              WHEREAS, the Company has heretofore executed
AND SUPPLEMENTALS.              and delivered its Mortgage and Deed of Trust
                                (hereinafter referred to as the "Original
                                Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original
                                Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                                June 1, 1931, October 1, 1932, September 25,
                                1935, September 1, 1936, November 1, 1936,
                                February 1, 1940, December 1, 1940, September 1,
                                1947, March 1, 1950, November 15, 1951, January
                                15, 1953, May 1, 1953, March 15, 1954, May 15,
                                1955, August 15, 1957, June 1, 1959, December 1,
                                1966, October 1, 1968, December 1, 1969, July 1,
                                1970, December 15, 1970, June 15, 1971, November
                                15, 1971, January 15, 1973, May 1, 1974, October
                                1, 1974, January 15, 1975, November 1, 1975,
                                December 15, 1975, February 1, 1976, June 15,
                                1976, July 15, 1976, February 15, 1977, March 1,
                                1977, June 15, 1977, July 1, 1977, October 1,
                                1977, June 1, 1978, October 15, 1978, March 15,
                                1979, July 1, 1979, September 1, 1979, September
                                15, 1979, January 1, 1980, April 1, 1980, August
                                15, 1980, August 1, 1981, November 1, 1981, June
                                30, 1982, August 15, 1982, June 1, 1983, October
                                1, 1984, May 1, 1985, May 15, 1985, October 15,
                                1985, April 1, 1986, August 15, 1986, November
                                30, 1986, January 31, 1987, April 1, 1987,
                                August 15, 1987, November 30, 1987, June 15,
                                1989, July 15, 1989, December 1, 1989, February
                                15, 1990, November 1, 1990, April 1, 1991, May
                                1, 1991, May 15, 1991, September 1, 1991,
                                November 1, 1991, January 15, 1992, February 29,
                                1992, April 15, 1992, July 15, 1992, July 31,
                                1992, November 30, 1992, December 15, 1992,
                                January 1, 1993, March 1, 1993, March 15, 1993,
                                April 1, 1993, April 26, 1993, May 31, 1993,
                                June 30, 1993, June 30, 1993, September 15,
                                1993, March 1, 1994, June 15, 1994, August 15,
                                1994, December 1, 1994, August 1, 1995, August
                                1, 1999, August 15, 1999 and January 1, 2000,
                                April 15, 2000, August 1, 2000, March 15, 2001,
                                May 1, 2001, August 15, 2001, September 15,
                                2001, September 17, 2002 and October 15, 2002 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS                  WHEREAS, the Indenture provides that said bonds
UNDER INDENTURE.                shall be issuable in one or more series, and
                                makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE ISSUED.        WHEREAS, bonds in the principal amount of Ten
                                billion three hundred eighty-six million three hundred seventy-two thousand dollars
                                ($10,386,372,000) have heretofore been issued under the indenture as follows, viz:

                                  (1)   Bonds of    -- Principal Amount
                                        Series A       $26,016,000,
                                  (2)   Bonds of    -- Principal Amount
                                        Series B       $23,000,000,
                                  (3)   Bonds of    -- Principal Amount
                                        Series C       $20,000,000,
                                  (4)   Bonds of    -- Principal Amount
                                        Series D       $50,000,000,
                                  (5)   Bonds of    -- Principal Amount
                                        Series E       $15,000,000,
                                  (6)   Bonds of    -- Principal Amount
                                        Series F       $49,000,000,
                                  (7)   Bonds of    -- Principal Amount
                                        Series G       $35,000,000,
                                  (8)   Bonds of    -- Principal Amount
                                        Series H       $50,000,000,
                                  (9)   Bonds of    -- Principal Amount
                                        Series I       $60,000,000,
                                 (10)   Bonds of    -- Principal Amount
                                        Series J       $35,000,000,
                                 (11)   Bonds of    -- Principal Amount
                                        Series K       $40,000,000,
                                 (12)   Bonds of    -- Principal Amount
                                        Series L       $24,000,000,
                                 (13)   Bonds of    -- Principal Amount
                                        Series M       $40,000,000,
                                 (14)   Bonds of    -- Principal Amount
                                        Series N       $40,000,000,
                                 (15)   Bonds of    -- Principal Amount
                                        Series O       $60,000,000,
                                 (16)   Bonds of    -- Principal Amount
                                        Series P       $70,000,000,
                                 (17)   Bonds of    -- Principal Amount
                                        Series Q       $40,000,000,
                                 (18)   Bonds of    -- Principal Amount
                                        Series W       $50,000,000,
                                 (19)   Bonds of    -- Principal Amount
                                        Series AA      $100,000,000,
                                 (20)   Bonds of    -- Principal Amount
                                        Series BB      $50,000,000,

                                 (21)   Bonds of           -- Principal Amount
                                        Series CC             $50,000,000,
                                 (22)   Bonds of           -- Principal Amount
                                        Series UU             100,000,000,
                              (23-31)   Bonds of           -- Principal Amount
                                        Series DDP            $14,305,000,
                                        Nos. 1-9
                              (32-45)   Bonds of           -- Principal Amount
                                        Series FFR            $45,600,000,
                                        Nos. 1-14
                              (46-67)   Bonds of           -- Principal Amount
                                        Series GGP            $42,300,000,
                                        Nos. 1-22
                                 (68)   Bonds of           -- Principal Amount
                                        Series HH             $50,000,000,
                              (69-90)   Bonds of           -- Principal Amount
                                        Series IIP            $3,750,000,
                                        Nos. 1-22
                              (91-98)   Bonds of           -- Principal Amount
                                        Series JJP            $6,850,000,
                                        Nos. 1-8
                             (99-107)   Bonds of           -- Principal Amount
                                        Series KKP            $34,890,000,
                                        Nos. 1-9
                            (108-122)   Bonds of           -- Principal Amount
                                        Series LLP            $8,850,000,
                                        Nos. 1-15
                            (123-143)   Bonds of           -- Principal Amount
                                        Series NNP            $47,950,000,
                                        Nos. 1-21
                            (144-161)   Bonds of           -- Principal Amount
                                        Series OOP            $18,880,000,
                                        Nos. 1-18
                            (162-180)   Bonds of           -- Principal Amount
                                        Series QQP            $13,650,000,
                                        Nos. 1-19
                            (181-195)   Bonds of           -- Principal Amount
                                        Series TTP            $3,800,000,
                                        Nos. 1-15
                                (196)   Bonds of 1980      -- Principal Amount
                                        Series A              $50,000,000,
                            (197-221)   Bonds of 1980      -- Principal Amount
                                        Series CP             $35,000,000,
                                        Nos. 1-25
                            (222-232)   Bonds of 1980      -- Principal Amount
                                        Series DP             $10,750,000,
                                        Nos. 1-11
                            (233-248)   Bonds of 1981      -- Principal Amount
                                        Series AP             124,000,000,
                                        Nos. 1-16
                                (249)   Bonds of 1985      -- Principal Amount
                                        Series A              $35,000,000,
                                (250)   Bonds of 1985      -- Principal Amount
                                        Series B              $50,000,000,
                                (251)   Bonds of           -- Principal Amount
                                        Series PP             $70,000,000,

                              (252)    Bonds of           -- Principal Amount
                                       Series RR             $70,000,000,
                              (253)    Bonds of           -- Principal Amount
                                       Series EE             $50,000,000,
                          (254-255)    Bonds of           -- Principal Amount
                                       Series MMP and        $5,430,000,
                                       MMP No. 2
                              (256)    Bonds of           -- Principal Amount
                                       Series T              $75,000,000,
                              (257)    Bonds of           -- Principal Amount
                                       Series U              $75,000,000,
                              (258)    Bonds of 1986      -- Principal Amount
                                       Series B              100,000,000,
                              (259)    Bonds of 1987      -- Principal Amount
                                       Series D              250,000,000,
                              (260)    Bonds of 1987      -- Principal Amount
                                       Series E              150,000,000,
                              (261)    Bonds of 1987      -- Principal Amount
                                       Series C              225,000,000,
                              (262)    Bonds of           -- Principal Amount
                                       Series V              100,000,000,
                              (263)    Bonds of           -- Principal Amount
                                       Series SS             150,000,000,
                              (264)    Bonds of 1980      -- Principal Amount
                                       Series B              100,000,000,
                              (265)    Bonds of 1986      -- Principal Amount
                                       Series C              200,000,000,
                              (266)    Bonds of 1986      -- Principal Amount
                                       Series A              200,000,000,
                              (267)    Bonds of 1987      -- Principal Amount
                                       Series B              175,000,000,
                              (268)    Bonds of           -- Principal Amount
                                       Series X              100,000,000,
                              (269)    Bonds of 1987      -- Principal Amount
                                       Series F              200,000,000,
                              (270)    Bonds of 1987      -- Principal Amount
                                       Series A              300,000,000,
                              (271)    Bonds of           -- Principal Amount
                                       Series Y              $60,000,000,
                              (272)    Bonds of           -- Principal Amount
                                       Series Z              100,000,000,
                              (273)    Bonds of 1989      -- Principal Amount
                                       Series A              300,000,000,
                              (274)    Bonds of 1984      -- Principal Amount
                                       Series AP             $2,400,000,
                              (275)    Bonds of 1984      -- Principal Amount
                                       Series BP             7,750,000,000,
                              (276)    Bonds of           -- Principal Amount
                                       Series R              100,000,000,
                              (277)    Bonds of           -- Principal Amount
                                       Series S              150,000,000,
                              (278)    Bonds of 1993      -- Principal Amount
                                       Series D              100,000,000,
                              (279)    Bonds of 1992      -- Principal Amount
                                       Series E              $50,000,000,

                                (280)   Bonds of 1993      -- Principal Amount
                                        Series B              $50,000,000,
                                (281)   Bonds of 1989      -- Principal Amount
                                        Series BP             $66,565,000,
                                (282)   Bonds of 1990      -- Principal Amount
                                        Series A              $194,649,000
                                (283)   Bonds of 1993      -- Principal Amount
                                        Series G              $225,000,000
                                (284)   Bonds of 1993      -- Principal Amount
                                        Series K              $160,000,000
                                (285)   Bonds of 1991      -- Principal Amount
                                        Series EP             $41,480,000
                                (286)   Bonds of 1993      -- Principal Amount
                                        Series H              $50,000,000
                                (287)   Bonds of 1999      -- Principal Amount
                                        Series D              $40,000,000
                                (288)   Bonds of 1991      -- Principal Amount
                                        Series FP             $98,375,000
                                all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                                (289-294) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which Ninety million four hundred ninety thousand dollars ($90,490,000) principal amount have heretofore been retired and Eighty-nine million one hundred thousand dollars ($89,100,000) principal amount are outstanding at the date hereof;

                                (295) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred twenty-three million seven hundred and eight thousand dollars ($123,708,000) principal amount have heretofore been retired and One hundred thirty-three million two hundred twenty-four thousand dollars ($133,224,000) principal amount are outstanding at the date hereof;

                                (296) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Forty-four million four hundred forty-seven thousand dollars ($44,447,000) principal amount have heretofore been retired and Forty-one million twenty eight thousand dollars ($41,028,000) principal amount are outstanding at the date hereof;

                                (297) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                                (298) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                                (299) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                                (300) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                                (301) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                                (302) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                                (303) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which Two hundred eighty million forty-five thousand dollars ($280,045,000) principal amount have heretofore been retired and Nineteen million nine hundred fifty-five thousand dollars ($19,955,000) principal amount are outstanding at the date hereof;

                                (304) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                                (305) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                                (306) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which One hundred fifty-five million eight hundred fifty thousand dollars ($155,850,000) principal amount have heretofore been retired and sixty-nine million one hundred fifty thousand dollars ($69,150,000) principal amount are outstanding at the date hereof;

                                (307) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Two hundred fifty-eight million one hundred twenty-five thousand dollars ($258,125,000) principal amount have heretofore been retired and One hundred forty-one million eight hundred seventy-five thousand dollars ($141,875,000) principal amount are outstanding at the date hereof;

                                (308) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                                (309) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred ninety-seven million three hundred ninety-five thousand dollars ($197,395,000) principal amount have heretofore been retired and One hundred two million six hundred and five thousand dollars ($102,605,000) principal amount are outstanding at the date hereof;

                                (310) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                                (311) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                                (312) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                                (313) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                                (314) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;



                                (315) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                                (316) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                                (317) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                                (318) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                                (319) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

                                (320) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof; and

                                (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which One hundred twenty-three million eight hundred ninety-five thousand dollars ($123,895,000) principal amount have heretofore been retired and Seventy-six million one hundred five thousand dollars ($76,105,000) principal amount are outstanding at the date hereof;

                                (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

                                (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

                                (324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000) all of which are outstanding at the date hereof;

                                (325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof; and

                                (326) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000) all of which are outstanding at the date hereof;

                                (327) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof; and

                                (328) Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars ($225,000,000) all of which are outstanding at the date hereof; and

                                (329) Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000) all of which are outstanding at the date hereof; and

                                accordingly, the Company has issued and has presently outstanding Two billion nine hundred seventy-eight million one hundred seventy-seven thousand dollars ($2,978,177,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASON FOR                      WHEREAS, the Company intends to issue two series
CREATION OF NEW                 of Notes under the Note Indenture herein
SERIES.                         referred to, and, pursuant to the Note
                                Indenture, in order to secure (a) its
                                obligations to XL Capital Assurance Inc., an insurance company incorporated under the laws of the State of New York ("XLCA"), under the Insurance Agreement dated December 5, 2002 (the
                                "2002C Insurance Agreement") between the Company and XLCA relating to the financial guaranty insurance policy issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation
                                Revenue and Refunding Revenue Bonds (The Detroit
                                Edison Company Exempt Facilities Project),
                                Series 2002C (AMT) (the "2002C Bonds"), issued under the Trust Indenture dated as of December
                                1, 2002 (the "2002C Bond Indenture") between
                                Michigan Strategic Fund and Bank One Trust
                                Company, National Association, as trustee, and
                                (b) its obligation to XLCA under the Insurance
                                Agreement dated December 5, 2002 (the "2002D
                                Insurance Agreement") between the Company and XLCA relating to the financial guaranty insurance policy issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation
                                Revenue and Refunding Revenue Bonds (The Detroit
                                Edison Company Exempt Facilities Project),
                                Series 2002D (Non-AMT) (the "2002D Bonds"), issued under the Trust Indenture dated as of December 1, 2002 (the "2002D Bond Indenture") between Michigan Strategic Fund and Bank One
                                Trust Company, National Association, as trustee, and the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations with respect to such Notes; and

BONDS TO BE 2002                WHEREAS, for such purpose the Company desires by
SERIES C AND 2002               this Supplemental Indenture to create two new
SERIES D.                       series of bonds, to be designated "General and
                                Refunding Mortgage Bonds, 2002 Series C" and
                                "General and Refunding Mortgage Bonds, 2002
                                Series D", respectively, in the aggregate principal amount of sixty-four million three hundred thousand dollars ($64,300,000) and fifty-five million nine hundred seventy-five thousand dollars ($55,975,000), respectively, to be authenticated and delivered pursuant to
                                Section 8 of Article III of the Indenture; and

FURTHER ASSURANCE.              WHEREAS, the Original Indenture, by its terms,
                                includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF                WHEREAS, the Company in the exercise of the
SUPPLEMENTAL                    powers and authority conferred upon and reserved
INDENTURE.                      to it under and by virtue of the provisions of
                                the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                                WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR               NOW, THEREFORE, THIS INDENTURE WITNESSETH: That
SUPPLEMENTAL                    The Detroit Edison Company, in consideration of
INDENTURE.                      the premises and of the covenants contained in
                                the Indenture and of the sum of One Dollar
                                ($1.00) and other good and valuable
                                consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:


                                     PART I.
             CREATION OF THREE HUNDRED THIRTY-THIRD SERIES OF BONDS,
               GENERAL AND REFUNDING MORTGAGE BONDS, 2002 SERIES C






 TERMS OF BONDS OF                      SECTION 1. The Company hereby creates
 2002 SERIES C                  the three hundred thirty-third series of bonds
                                to be issued under and secured by the Original
                                Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2002 Series C"
                                (elsewhere herein referred to as the "bonds of 2002 Series C"). The aggregate principal amount of bonds of 2002 Series C shall be limited to sixty-four million three hundred thousand dollars ($64,300,000), except as provided in Sections 7 and 13 of Article II of the Original
                                Indenture with respect to exchanges and
                                replacements of bonds.

                                         Subject to the release provisions set
                                forth below, each bond of 2002 Series C is to be irrevocably assigned to, and registered in the name of, Bank One Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 5.45% Senior Notes due 2032 (for purposes of this Part, the "Notes").

                                         The bonds of 2002 Series C shall be
                                issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2002 Series C shall be issued in the aggregate principal amount of $64,300,000, shall mature on December 15, 2032 (subject to earlier redemption or release) and shall bear interest at the rate of 5.45% per annum, payable semiannually in arrears on June 15 and December 15 of each year (commencing June 15, 2003), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                         The bonds of 2002 Series C shall be
                                payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2002 Series C shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                         Except as provided herein, each bond of
                                2002 Series C shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the June 15 or December 15 next preceding the date thereof to which interest has been paid on bonds of 2002 Series C, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to June 15, 2003, in which case interest shall be payable from December 5, 2002.

                                         The bonds of 2002 Series C in
                                definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2002 Series C). Until bonds of 2002 Series C in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2002 Series C in temporary form, as provided in Section 10 of
                                Article II of the Indenture. Temporary bonds of 2002 Series C, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2002 Series C, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                         Interest on any bond of 2002 Series C
                                that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2002 Series C, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2002 Series C issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2002 Series C issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2002 Series C not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                         Bonds of 2002 Series C shall not be
                                assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2002 Series C shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2002 Series C upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2002 Series C during any period of ten days next preceding any redemption date for such bonds.

                                         Bonds of 2002 Series C, in definitive
                                and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                         Upon payment of the principal or
                                premium, if any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2002 Series C in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                         In the event the Company desires to
                                provide for the payment of bonds of 2002 Series C, in lieu of defeasing such bonds in accordance with the Indenture, it shall either redeem an equal principal amount of 2002C Bonds or take such action as shall be required by Section 2.04 of the 2002C Bond Indenture to defease an equal principal amount of the 2002C Bonds. Pursuant to
                                Section 2.03(c) of the Note Indenture, such redemption or defeasance shall result in the discharge of the Company's obligation with respect to such Notes and the cancellation thereof which, in accordance with the preceding paragraph, shall result in the discharge of the Company's obligation with respect to the applicable bonds of 2002 Series C and cancellation thereof.

                                         Any amount payable by the Company in
                                respect of principal of bonds of 2002 Series C, whether at maturity or prior to maturity by redemption or upon acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2002C Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2002C Bonds in accordance with the 2002C Bond Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amount as shall be necessary to make up for the deficiency.

RELEASE                                 From and after the Release Date (as
                                defined in the Note Indenture), the bonds of 2002 Series C shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2002 Series C shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2002 Series C to be less than the then outstanding principal amount of the Notes.

REDEMPTION OF                           SECTION 2. Bonds of 2002 Series C shall
BONDS OF 2002 SERIES             be redeemed on the respective dates and in the
C respective principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the Notes.

                                         In the event the Company elects to
                                redeem any Notes prior to maturity in accordance with the provisions of the Note Indenture and the 2002C Insurance Agreement, the Company shall on the same date redeem bonds of 2002 Series C in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 2002 Series C on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION OF                            SECTION 3. In the event of an Event of
BONDS OF 2002 SERIES            Default under the Note Indenture and the
C IN EVENT OF                   acceleration of all Notes, the bonds of 2002
ACCELERATION OF                 Series C shall be redeemable in whole upon
NOTES OR IN EVENT               receipt by the Trustee of a written demand
OF REDEMPTION OF                (hereinafter called a "Redemption Demand") from
NOTES UPON                      the Note Indenture Trustee stating that there
ACCELERATION OF                 has occurred under the Note Indenture both an
2002C BONDS                     Event of Default and a declaration of
                                acceleration of payment of principal, accrued interest and premium, if any, on the Notes, specifying the last date to which interest on the Notes has been paid (such date being hereinafter referred to as the "Initial Interest
                                Accrual Date") and demanding redemption of the bonds of said series. In addition, in the event of a required redemption of the Notes upon demand of XLCA prior to the Release Date upon a declaration of acceleration of the payment of the 2002C Bonds, the bonds of 2002 Series C shall be redeemable in whole upon receipt by the Trustee of a Redemption Demand from the Note
                                Indenture Trustee stating that such redemption of the Notes is required, stating that the redemption price was not paid when due and demanding redemption of the bonds of the 2002
                                Series C. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date.
                                The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption
                                Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                                provided, however, that if the Trustee shall not have received such notice fixing the Demand
                                Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                                Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand
                                Redemption Notice") to the Note Indenture
                                Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                                         Each bond of 2002 Series C shall be
                                redeemed by the Company on the Demand Redemption Date therefore upon surrender thereof by the
                                Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the
                                Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                         Anything herein contained to the
                                contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

 FORM OF BONDS OF                       SECTION 4. The bonds of 2002 Series C
 2002 SERIES C.                 and the form of Trustee's Certificate to be
                                endorsed on such bonds shall be substantially in the following forms, respectively:


                             [FORM OF FACE OF BOND]

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                  2002 SERIES C

                                         Notwithstanding any provisions hereof
                                or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of December 1, 2002, between The Detroit Edison Company and Bank One Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                                     $64,300,000                  No. R-1

                                         THE DETROIT EDISON COMPANY (hereinafter
                                called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Bank One Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of Sixty-Four Million Three Hundred Thousand Dollars ($64,300,000) in lawful money of the United States of America on December 15, 2032 (subject to earlier redemption or release) and interest thereon at the rate of 5.45% per annum, in like lawful money, from December 5, 2002, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on June 15 and December 15 of each year (commencing June 15, 2003), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                                         Under a Collateral Trust Indenture,
                                dated as of June 30, 1993, as amended and as further supplemented as of December 1, 2002 (hereinafter called the "Note Indenture"), between the Company and Bank One Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 5.45% Senior Notes due 2032 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                         The Notes were issued to XL Capital
                                Assurance Inc., an insurance company
                                incorporated under New York law ("XLCA"), to secure the Company's obligations to XLCA under that certain Insurance Agreement dated December 5, 2002 (the "Insurance Agreement") between the Company and XLCA relating to Financial Guaranty Insurance Policy No. CA00403A issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation Revenue and Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2002 C (AMT) (the "2002C Bonds") which are issued under the Trust Indenture dated as of December 1, 2002 (the "2002C Bond Indenture") between Michigan Strategic Fund and Bank One Trust Company, National Association, as trustee

                                         Reference is hereby made to such
                                further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                                         This bond shall not be valid or become
                                obligatory for any purpose until Bank One, National Association, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                         IN WITNESS WHEREOF, THE DETROIT EDISON
                                COMPANY has caused this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Assistant Corporate Secretary by manual or facsimile signature.

                                Dated:     THE DETROIT EDISON COMPANY

                                           By:__________________________________
                                                Vice President and Treasurer

                                [SEAL]

                                Attest:_______________________________
                                        Assistant Corporate Secretary


                                [FORM OF REVERSE OF BOND]

                                         This bond is one of an authorized issue
                                of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2002 Series C, limited to an aggregate principal amount of $64,300,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in
                                Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bank One, National Association, as successor in interest to Bankers Trust Company, a corporation organized under the laws of the Untied States, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of December 1, 2002) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of December 1, 2002, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also be affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                         This bond is redeemable prior to the
                                Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes and including provision for redemption upon demand of the Note Indenture Trustee in the event of a required redemption of the Notes following a declaration of acceleration of the 2002C Bonds and payment by XLCA of the accelerated principal of the 2002C Bonds, such demand stating that such redemption of the Notes is required, stating that the redemption price thereof was not paid when due and demanding redemption of this bond.

                                         Under the Indenture, funds may be
                                deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2002 Series C (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest. In the event the Company desires to provide for the payment of bonds of 2002 Series C, in lieu of defeasing such bonds in accordance with the Indenture, the Company shall either redeem an equal principal amount of 2002C Bonds or take such action as shall be required by the 2002C Bond Indenture to defease an equal principal amount of 2002C Bonds.

                                         In case an event of default, as defined
                                in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                         Any amount payable by the Company in
                                respect of principal of bonds of 2002 Series C, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2002C Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2002C Bonds in accordance with the 2002C Bond Indenture.

                                         Upon payment of the principal of, or
                                premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2002 Series C in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                         This bond is not assignable or
                                transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                         From and after the Release Date (as
                                defined in the Note Indenture), the bonds of 2002 Series C shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2002 Series C shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2002 Series C to be less than the then outstanding principal amount of the Notes.

                                         No recourse shall be had for the
                                payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as art of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S                        This bond is one of the bonds, of the
CERTIFICATE.                    series designated therein, described in the
                                within-mentioned Indenture.

                                BANK ONE, NATIONAL ASSOCIATION as Trustee

                                By
                                   --------------------
                                    Authorized Officer



                                    PART II.
            CREATION OF THREE HUNDRED THIRTY-FOURTH SERIES OF BONDS,
               GENERAL AND REFUNDING MORTGAGE BONDS, 2002 SERIES D

TERMS OF BONDS OF                        SECTION 1. The Company hereby creates
2002 SERIES D.                  the three hundred thirty-fourth series of bonds
                                to be issued under and secured by the Original
                                Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2002 Series D"
                                (elsewhere herein referred to as the "bonds of 2002 Series D"). The aggregate principal amount of bonds of 2002 Series D shall be limited to fifty-five million nine hundred seventy-five dollars ($55,975,000), except as provided in Sections 7 and 13 of Article II of the Original
                                Indenture with respect to exchanges and
                                replacements of bonds.

                                         Subject to the release provisions set
                                forth below, each bond of 2002 Series D is to be irrevocably assigned to, and registered in the name of, Bank One Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 5.25% Senior Notes due 2032 (for purposes of this Part, the "Notes").

                                         The bonds of 2002 Series D shall be
                                issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2002 Series D shall be issued in the aggregate principal amount of $55,975,000, shall mature on December 15, 2032 (subject to earlier redemption or release) and shall bear interest at the rate of 5.25% per annum, payable semiannually in arrears on June 15 and December 15 of each year (commencing June 15, 2003), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                         The bonds of 2002 Series D shall be
                                payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2002 Series D shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                         Except as provided herein, each bond of
                                2002 Series D shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the June 15 or December 15 next preceding the date thereof to which interest has been paid on bonds of 2002 Series D, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to June 15, 2003, in which case interest shall be payable from December 5, 2002.

                                         The bonds of 2002 Series D, in
                                definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2002 Series D). Until bonds of 2002 Series D in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2002 Series D in temporary form, as provided in Section 10 of
                                Article II of the Indenture. Temporary bonds of 2002 Series D, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2002 Series D, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                         Interest on any bond of 2002 Series D
                                which is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2002 Series D, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2002 Series D issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2002 Series D issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2002 Series D not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five
                                (5) days prior to the payment date of such defaulted interest.

                                         Bonds of 2002 Series D shall not be
                                assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2002 Series D shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2002 Series D upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2002 Series D during any period of ten days next preceding any redemption date for such bonds.

                                         Bonds of 2002 Series D, in definitive
                                and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                         Upon payment of the principal or
                                premium, if any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2002 Series D in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                         In the event the Company desires to
                                provide for the payment of bonds of 2002 Series D, in lieu of defeasing such bonds in accordance with the Indenture, it shall either redeem an equal principal amount of 2002D Bonds or take such action as shall be required by Section 2.04 of the 2002D Bond Indenture to defease an equal principal amount of the 2002D Bonds. Pursuant to
                                Section 2.03(c) of the Note Indenture, such redemption or defeasance shall result in the discharge of the Company's obligation with respect to such Notes and the cancellation thereof which, in accordance with the preceding paragraph, shall result in the discharge of the Company's obligation with respect to the applicable bonds of 2002 Series D and cancellation thereof.

                                         Any amount payable by the Company in
                                respect of principal of bonds of 2002 Series D, whether at maturity or prior to maturity by redemption or upon acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2002D Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2002D Bonds in accordance with the 2002D Bond Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amount as shall be necessary to make up for the deficiency.

RELEASE.                                 From and after the Release Date (as
                                defined in the Note Indenture), the bonds of 2002 Series D shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2002 Series D shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2002 Series D to be less than the then outstanding principal amount of the Notes.

REDEMPTION OF                            SECTION 2. Bonds of 2002 Series D shall
BONDS OF 2002 SERIES            be redeemed on the respective dates and in the
D                               respective principal amounts which correspond to
                                the redemption dates for, and the principal amounts to be redeemed of, the Notes.

                                         In the event the Company elects to
                                redeem any Notes prior to maturity in accordance with the provisions of the Note Indenture and 2002 D Insurance Agreement, the Company shall on the same date redeem bonds of 2002 Series D in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 2002 Series D on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION OF                            SECTION 3. In the event of an Event of
BONDS OF 2002 SERIES            Default under the Note Indenture and the
D IN EVENT OF                   acceleration of all Notes, the bonds of 2002
ACCELERATION OF                 Series D shall be redeemable in whole upon
NOTES OR IN EVENT               receipt by the Trustee of a written demand
OF REDEMPTION OF                (hereinafter called a "Redemption Demand") from
NOTES UPON                      the Note Indenture Trustee stating that there
ACCELERATION OF                 has occurred under the Note Indenture both an
2002C BONDS                     Event of Default and a declaration of
                                acceleration of payment of principal, accrued interest and premium, if any, on the Notes, specifying the last date to which interest on the Notes has been paid (such date being hereinafter referred to as the "Initial Interest
                                Accrual Date") and demanding redemption of the bonds of said series. In addition, in the event of a required redemption of the Notes upon demand by XLCA prior to the Release Date upon a declaration of acceleration of the 2002C Bonds and payment by XLCA of the accelerated principal of the 2002C Bonds, the bonds of 2002 Series D shall be redeemable in whole upon receipt by the Trustee of a Redemption Demand from the Note
                                Indenture Trustee stating that such redemption of the Notes is required, stating that the redemption price was not paid when due and demanding redemption of the bonds of the 2002
                                Series D. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date.
                                The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption
                                Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                                provided, however, that if the Trustee shall not have received such notice fixing the Demand
                                Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                                Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand
                                Redemption Notice") to the Note Indenture
                                Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                                         Each bond of 2002 Series D shall be
                                redeemed by the Company on the Demand Redemption Date therefore upon surrender thereof by the
                                Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the
                                Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                         Anything herein contained to the
                                contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF                         SECTION 4. The bonds of 2002 Series D
2002 SERIES D.                  and the form of Trustee's Certificate to be
                                endorsed on such bonds shall be substantially in the following forms, respectively:

                             [FORM OF FACE OF BOND]

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                  2002 SERIES D

                                         Notwithstanding any provisions hereof
                                or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of December 1, 2002, between The Detroit Edison Company and Bank One Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                                $55,975,000                          No. R-1

                                         THE DETROIT EDISON COMPANY (hereinafter
                                called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Bank One Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of Fifty-Five Million Nine Hundred Seventy-Five Thousand Dollars ($55,975,000) in lawful money of the United States of America on December 15, 2032 (subject to earlier redemption or release) and interest thereon at the rate of 5.25% per annum, in like lawful money, from October 23, 2002, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on April 15 and October 15 of each year (commencing April 15, 2003), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                                         Under a Collateral Trust Indenture,
                                dated as of June 30, 1993, as amended and as further supplemented as of December 1, 2002 (hereinafter called the "Note Indenture"), between the Company and Bank One Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 5.25% Senior Notes due 2032 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                         The Notes were issued to XL Capital
                                Assurance Inc., an insurance company
                                incorporated under New York law ("XLCA"), to secure the Company's obligations to XLCA under that certain Insurance Agreement dated December 5, 2002 (the "Insurance Agreement") between the Company and XLCA relating to Financial Guaranty Insurance Policy No. CA00403B issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation Revenue and Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2002 D (AMT) (the "2002C Bonds") which are issued under the Trust Indenture dated as of December 1, 2002 (the "2002C Bond Indenture") between Michigan Strategic Fund and Bank One Trust Company, National Association, as trustee

                                         Reference is hereby made to such
                                further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                                         This bond shall not be valid or become
                                obligatory for any purpose until Bank One, National Association, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                         IN WITNESS WHEREOF, THE DETROIT EDISON
                                COMPANY has caused this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Assistant Corporate Secretary by manual or facsimile signature.

                                Dated:  THE DETROIT EDISON COMPANY

                                By:
                                    --------------------------------------------
                                            Vice President and Treasurer

                                [SEAL]

                                Attest:
                                       -----------------------------------------
                                         Assistant Corporate Secretary

                                        [FORM OF REVERSE OF BOND]

                                         This bond is one of an authorized issue
                                of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2002 Series D, limited to an aggregate principal amount of $55,975,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in
                                Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bank One, National Association, as successor in interest to Bankers Trust Company, a corporation organized under the laws of the United States, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of December 1, 2002) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of December 1, 2002, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also be affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                         This bond is redeemable prior to the
                                Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes and including provision for redemption upon demand of the Note Indenture Trustee in the vent of a required redemption of the Notes following a declaration of acceleration of the 2002C Bonds and payment of XLCA of the accelerated principal of the 2002C Bonds, such demand stating that such redemption of the Notes is required, stating that the redemption price was not paid when due and demanding redemption of this bond.

                                         Under the Indenture, funds may be
                                deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2002 Series D (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest. In the event the Company desires to provide for the payment of bonds of 2002 Series D, in lieu of defeasing such bonds in accordance with the Indenture, the Company shall either redeem an equal principal amount of 2002D Bonds or take such action as shall be required by the 2002D Bond Indenture to defease an equal principal amount of 2002D Bonds

                                         In case an event of default, as defined
                                in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                         Any amount payable by the Company in
                                respect of principal of bonds of 2002 Series D, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2002D Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2002D Bonds in accordance with the 2002D Bond Indenture

                                         Upon payment of the principal of, or
                                premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2002 Series D in a principal amount equal to the Principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of Principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of Principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                         This bond is not assignable or
                                transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be Involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                         From and after the Release Date (as
                                defined in the Note Indenture), the bonds of 2002 Series D shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2002 Series D shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2002 Series D to be less than the then outstanding principal amount of the Notes.

                                         No recourse shall be had for the
                                payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully Provided in the Indenture.

                                [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S                        This bond is one of the bonds, of the
CERTIFICATE.                    series designated therein, described in the
                                within-mentioned Indenture.


                                Bank One, National
                                Association, as Trustee

                                By ____________________________
                                         Authorized Officer

                                        PART III.

                                    RECORDING AND FILING DATA

RECORDING AND                            The Original Indenture and indentures
FILING OF                       supplemental thereto have been recorded and/or
ORIGINAL                        filed and Certificates of Provision for Payment
INDENTURE.                      have been recorded as hereinafter set forth.

                                         The Original Indenture has been
                                recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                            Pursuant to the terms and provisions of
FILING OF                       the Original Indenture, indentures supplemental
SUPPLEMENTAL                    thereto heretofore entered into have been
INDENTURES.                     Recorded as a real estate mortgage and/or filed
                                as a chattel mortgage or as a financing
                                statement in the offices of the respective
                                Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                          RECORDED AND/OR
                                                                          FILED AS SET FORTH
          SUPPLEMENTAL                                                            IN
            INDENTURE                                 PURPOSE OF             SUPPLEMENTAL
           DATED AS OF                               SUPPLEMENTAL              INDENTURE
                                                      INDENTURE              DATED AS OF:
-------------------------------                       ---------           ------------------
June 1, 1925(a)(b)........................... Series B Bonds              February 1, 1940
August 1, 1927(a)(b) ........................ Series C Bonds              February 1, 1940
February 1, 1931(a)(b) ...................... Series D Bonds              February 1, 1940
June 1, 1931(a)(b) .......................... Subject Properties          February 1, 1940
October 1, 1932(a)(b) ....................... Series E Bonds              February 1, 1940
September 25, 1935(a)(b) ................ ... Series F Bonds              February 1, 1940
September 1, 1936(a)(b) ..................... Series G Bonds              February 1, 1940
November 1, 1936(a)(b) ...................... Subject Properties          February 1, 1940
February 1, 1940(a)(b) ...................... Subject Properties          September 1, 1947
December 1, 1940(a)(b) ...................... Series H Bonds and          September 1, 1947
                                                  Additional
                                                  Provisions
September 1,                                  Series I Bonds,             November 15, 1951
1947(a)(b)(c) ...............................     Subject
                                                  Properties and
                                                  Additional
                                                  Provisions
March 1, 1950(a)(b)(c) ...................... Series J Bonds and          November 15, 1951
                                                  Additional
                                                  Provisions
November 15,                                  Series K Bonds              January 15, 1953
1951(a)(b)(c) ...............................     Additional
                                                  Provisions and
                                                  Subject Properties
January 15, 1953(a)(b) ...................... Series L Bonds              May 1, 1953
May 1, 1953(a) .............................. Series M Bonds and          March 15, 1954
                                              Subject Properties
March 15, 1954(a)(c) ........................ Series N Bonds and          May 15, 1955
                                              Subject Properties
May 15, 1955(a)(c)                            Series O Bonds and          August 15, 1957
                                                  Subject Properties
August 15, 1957(a)(c) ....................... Series P Bonds              June 1, 1959
                                                  Additional
                                                  Provisions and
                                                  Subject Properties
June 1, 1959(a)(c) .......................... Series Q Bonds and          December 1, 1966
                                                  Subject Properties
December 1, 1966(a)(c) ...................... Series R Bonds              October 1, 1968
                                                  Additional
                                                  Provisions and
                                                  Subject Properties

October 1, 1968(a)(c) ....................... Series S Bonds and          December 1, 1969
                                                  Subject Properties
December 1, 1969(a)(c) ...................... Series.T Bonds and          July 1, 1970
                                                  Subject Properties
July 1, 1970(c) ............................. Series.U Bonds and          December 15, 1970
                                                  Subject Properties

                                                                           RECORDED AND/OR
                                                                          FILED AS SET FORTH
          SUPPLEMENTAL                                                            IN
            INDENTURE                                 PURPOSE OF             SUPPLEMENTAL
           DATED AS OF                               SUPPLEMENTAL             INDENTURE
                                                      INDENTURE              DATED AS OF:
-------------------------------                       ---------           ------------------
December 15, 1970(c) ........................ Series.V and                June 15, 1971
                                              Series W Bonds
June 15, 1971(c) ............................ Series.X Bonds and          November 15, 1971
                                              Subject Properties
November 15, 1971(c) ........................ Series.Y Bonds and          January 15, 1973
                                              Subject Properties
January 15, 1973(c) ......................... Series.Z Bonds and          May 1, 1974
                                              Subject Properties
May 1, 1974 ................................. Series.AA Bonds and         October 1, 1974
                                              Subject Properties
October 1, 1974 ............................. Series.BB Bonds and         January 15, 1975
                                              Subject Properties
January 15, 1975 ............................ Series.CC Bonds and         November 1, 1975
                                                  Subject Properties
November 1, 1975 ............................ Series.DDP Nos. 1-9         December 15, 1975
                                                  Bonds and Subject
                                                  Properties
December 15, 1975 ........................... Series.EE Bonds and         February 1, 1976
                                                  Subject Properties
February 1, 1976 ............................ Series FFR Nos. 1-13        June 15, 1976
                                                  Bonds
June 15, 1976 ............................... Series GGP Nos. 1-7         July 15, 1976
                                                  Bonds and Subject
                                                  Properties
July 15, 1976 ............................... Series HH Bonds and         February 15, 1977
                                                  Subject Properties
February 15, 1977 ........................... Series MMP Bonds and        March 1, 1977
                                                  Subject Properties
March 1, 1977 ............................... Series IIP Nos. 1-7         June 15, 1977
                                                  Bonds, Series JJP
                                                  Nos. 1-7 Bonds,
                                                  Series KKP
                                                  Nos. 1-7 Bonds
                                                  and Series LLP
                                                  Nos. 1-7 Bonds
June 15, 1977 ............................... Series FFR No. 14           July 1, 1977
                                                  Bonds and
                                                  Subject Properties
July 1, 1977 ................................ Series NNP Nos. 1-7         October 1, 1977
                                                  Bonds and Subject
                                                  Properties
October 1, 1977 ............................. Series GGP Nos. 8-22        June 1, 1978
                                                  Bonds and

                                                  Series OOP
                                                  Nos. 1-17 Bonds and
                                                  Subject Properties

                                                                           RECORDED AND/OR
                                                                          FILED AS SET FORTH
          SUPPLEMENTAL                                                            IN
            INDENTURE                                 PURPOSE OF             SUPPLEMENTAL
           DATED AS OF                               SUPPLEMENTAL              INDENTURE
                                                      INDENTURE              DATED AS OF:
-------------------------------                       ---------           ------------------
June 1, 1978 ................................ Series PP Bonds,            October 15, 1978
                                                  Series QQP
                                                  Nos. 1-9 Bonds and
                                                  Subject Properties
October 15, 1978 ............................ Series RR Bonds and         March 15, 1979
                                                  Subject Properties
March 15, 1979 .............................. Series SS Bonds and         July 1, 1979
                                                  Subject Properties
July 1, 1979 ................................ Series IIP Nos. 8-22        September 1, 1979
                                                  Bonds, Series NNP
                                                  Nos. 8-21 Bonds
                                                  and Series TTP
                                                  Nos. 1-15 Bonds and
                                                  Subject Properties
September 1, 1979 ........................... Series JJP No. 8            September 15,
                                                  Bonds, Series KKP       1979
                                                  No. 8 Bonds,
                                                  Series LLP
                                                  Nos. 8-15 Bonds,
                                                  Series MMP No. 2
                                                  Bonds and
                                                  Series OOP No. 18
                                                  Bonds and
                                                  Subject
                                                  Properties
September 15, 1979 .......................... Series UU Bonds             January 1, 1980
January 1, 1980 ............................. 1980 Series A Bonds         April 1, 1980
                                                  and Subject
                                                  Properties
April 1, 1980 ............................... 1980 Series B Bonds         August 15, 1980
August 15, 1980 ............................. Series QQP Nos. 10-19       August 1, 1981
                                                  Bonds,
                                                  1980 Series CP
                                                  Nos. 1-12 Bonds
                                                  and 1980
                                                  Series DP
                                                  No. 1-11 Bonds
                                                  and Subject
                                                  Properties
August 1, 1981 .............................. 1980 Series CP              November 1, 1981
                                                  Nos. 13-25 Bonds
                                                  and Subject
                                                  Properties
November 1, 1981 ............................ 1981 Series AP              June 30, 1982
                                                  Nos. 1-12 Bonds
June 30, 1982 ............................... Article XIV                 August 15, 1982

                                              Reconfirmation



                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                                  IN
              SUPPLEMENTAL                           PURPOSE OF              SUPPLEMENTAL
               INDENTURE                            SUPPLEMENTAL               INDENTURE
              DATED AS OF                             INDENTURE              DATED AS OF:
-------------------------------                       ---------           ------------------
August 15, 1982 ............................. 1981 Series AP              June 1, 1983
                                                  Nos. 13-14 and
                                                  Subject Properties
June 1, 1983 ................................ 1981 Series AP              October 1, 1984
                                                  Nos. 15-16 and
                                                  Subject Properties
October 1, 1984 ............................. 1984 Series AP and          May 1, 1985
                                                  1984 Series BP
                                                  Bonds and
                                                  Subject Properties
May 1, 1985 ................................. 1985 Series A Bonds         May 15, 1985
May 15, 1985 ................................ 1985 Series B Bonds         October 15, 1985
                                                  and Subject
                                                  Properties
October 15, 1985 ............................ Series KKP No. 9            April 1, 1986
                                                  Bonds and
                                                  Subject Properties
April 1, 1986 ............................... 1986 Series A and           August 15, 1986
                                                  Subject Properties
August 15, 1986 ............................. 1986 Series B and           November 30, 1986
                                                  Subject Properties
November 30, 1986 ........................... 1986 Series C               January 31, 1987
January 31, 1987 ............................ 1987 Series A               April 1, 1987
April 1, 1987 ............................... 1987 Series B and           August 15, 1987
                                                  1987 Series C
August 15, 1987 ............................. 1987 Series D and           November 30, 1987
                                                  1987 Series E and
                                                  Subject Properties
November 30, 1987 ........................... 1987 Series F               June 15, 1989
June 15, 1989 ............................... 1989 Series A               July 15, 1989
July 15, 1989 ............................... Series KKP No. 10           December 1, 1989
December 1, 1989 ............................ Series KKP No. 11 and       February 15, 1990
                                                  1989 Series BP
February 15, 1990 ........................... 1990 Series A, 1990         November 1, 1990
                                                  Series B, 1990
                                                  Series C,
                                                  1990 Series D,
                                                  1990 Series E and
                                                  1990 Series F
November 1, 1990 ............................ Series KKP No. 12           April 1, 1991
April 1, 1991 ............................... 1991 Series AP              May 1, 1991
May 1, 1991 ................................. 1991 Series BP and          May 15, 1991
                                              1991 Series CP
May 15, 1991 ................................ 1991 Series DP              September 1, 1991
September 1, 1991 ........................... 1991 Series EP              November 1, 1991
November 1, 1991 ............................ 1991 Series FP              January 15, 1992

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                                  IN
                  SUPPLEMENTAL                   PURPOSE OF                  SUPPLEMENTAL
                    INDENTURE                   SUPPLEMENTAL                   INDENTURE
                   DATED AS OF                    INDENTURE                  DATED AS OF:
--------------------------------------------- --------------              -------------------

January 15, 1992 ............................ 1992 Series BP              February 29, 1992
                                                                          and April 15, 1992
February 29, 1992 ........................... 1992 Series AP              April 15, 1992
April 15, 1992 .............................. Series KKP No. 13           July 15, 1992
July 15, 1992 ............................... 1992 Series CP              November 30, 1992
July 31, 1992 ............................... 1992 Series D               November 30, 1992
November 30, 1992 ........................... 1992 Series E and           March 15, 1993
                                                  1993 Series D
December 15, 1992 ........................... Series KKP No. 14 and       March 15, 1992
                                                  1989 Series BP
                                                  No. 2
January 1, 1993 ............................. 1993 Series C               April 1, 1993
March 1, 1993 ............................... 1993 Series E               June 30, 1993
March 15, 1993 .............................. 1993 Series D               September 15,
                                                                            1993
April 1, 1993 ............................... 1993 Series FP and          September 15,
                                              1993 Series IP              1993
April 26, 1993 .............................. 1993 Series G and           September 15,
                                                  Amendment of            1993
                                                  Article II,
                                                  Section 5
May 31, 1993 ................................ 1993 Series J               September 15,
                                                                            1993
September 15, 1993 .......................... 1993 Series K               March 1, 1994
March 1, 1994 ............................... 1994 Series AP              June 15, 1994
June 15, 1994 ............................... 1994 Series BP              December 1, 1994
August 15, 1994 ............................. 1994 Series C               December 1, 1994
December 1, 1994 ............................ Series KKP No. 15 and       August 1, 1995
                                                  1994 Series DP
August 1, 1995 .............................. 1995 Series AP and          August 1, 1999
                                                  1995 Series DP

                       (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.
                       (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.
                       (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF                    All the bonds of Series A which were issued
CERTIFICATES OF                 under the Original Indenture dated as of October
PROVISION FOR                   1, 1924, and of Series B, C, D, E, F, G, H, I,
PAYMENT.                        J, K, L, M, N, O, P, Q, R, S, W, Y, Z, AA, BB,
                                CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22,
                                HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9,
                                LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP
                                Nos. 1-17, TTP Nos. 1-15, UU, 1980 Series A,
                                1980 Series CP Nos. 1-25, 1980 Series DP Nos.
                                1-11, 1981 Series AP Nos. 1-16, 1984 Series AP,
                                1984 Series BP, 1985 Series A, 1985 Series B,
                                1987 Series A, PP, RR, EE, MMP, MMP No. 2, 1989
                                Series A, 1990 Series A, 1993 Series D, 1993
                                Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927,
                                February 1, 1931, October 1, 1932, September 25,
                                1935, September 1, 1936, December 1, 1940,
                                September 1, 1947, November 15, 1951, January
                                15, 1953, May 1, 1953, March 15, 1954, May 15,
                                1955, August 15, 1957, December 15, 1970,
                                November 15, 1971, January 15, 1973, May 1,
                                1974, October 1, 1974, January 15, 1975,
                                November 1, 1975, February 1, 1976, June 15,
                                1976, July 15, 1976, October 1, 1977, March 1,
                                1977, July 1, 1979, March 1, 1977, March 1,
                                1977, March 1, 1977, September 1, 1979, July 1,
                                1977, July 1, 1979, September 15, 1979, October
                                1, 1977, June 1, 1978, October 1, 1977, July 1,
                                1979, January 1, 1980, August 15, 1980, November
                                1, 1981, October 1, 1984 May 1, 1985, May 15,
                                1985, January 31, 1987, June 1, 1978, October
                                15, 1978, December 15, 1975, February 15, 1977,
                                September 1, 1979, June 15, 1989, February 15,
                                1990, March 15, 1993, April 26, 1992 and
                                September 15, 1992 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective
                                Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W,
                                BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos.
                                1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP
                                No. 1 and GGP No. 8.

                                 PART IV

                                THE TRUSTEE.

TERMS AND                       The Trustee hereby accepts the trust hereby
CONDITIONS OF                   declared and provided, and agrees to perform the
ACCEPTANCE OF                   same upon the terms and conditions in the
TRUST BY                        Original Indenture, as amended to date and as
TRUSTEE.                        supplemented by this Supplemental Indenture, and
                                in this Supplemental Indenture set forth, and upon the following terms and conditions:

                                         The Trustee shall not be responsible in
                                any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                         PART V.

                                    MISCELLANEOUS.

CONFIRMATION OF                          Except to the extent specifically
SECTION 318(C) OF               therein, no provision of this supplemental
TRUST INDENTURE                 indenture or any future supplemental indenture
ACT.                            is intended to modify, and the parties do hereby
                                adopt and confirm, the provisions of Section
                                318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN                             THIS SUPPLEMENTAL INDENTURE MAY BE
COUNTERPARTS.                   SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF
                                COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED
                                SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                                COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE
                                AND THE SAME INSTRUMENT.

TESTIMONIUM.                             IN WITNESS WHEREOF, THE DETROIT EDISON
                                COMPANY AND BANK ONE, NATIONAL ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

THE DETROIT EDISON COMPANY,

By:    /s/ J. F. Tompkins
    ----------------------------------------
Name:  J.F. Tompkins
Title: Assistant Treasurer

EXECUTION.        Attest:

                           /s/ Susan E. Riske
                  --------------------------------------------
                  Name: Susan E. Riske
                  Title: Assistant Corporate Secretary



Signed, sealed and delivered by
THE DETROIT EDISON COMPANY,


in the presence of



         /s/ Kathleen Hier
------------------------------------
Name: Kathleen Hier
         /s/ Wayne Ginste
------------------------------------
Name: Wayne Ginste

STATE OF MICHIGAN
           SS.:

COUNTY OF WAYNE


Acknowledgement                 On this 2nd day of December, 2002, before me,
of Execution by                 the subscriber, a Notary Public within and for
Company                         of Michigan, personally appeared J.F. Tompkins,
                                to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd
                                Avenue, Detroit, Michigan 48226 and is the
                                Assistant Treasurer of THE DETROIT EDISON
                                COMPANY, one of the corporations described in and which executed the foregoing instrument;
                                that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority;
                                and said J.F. Tompkins acknowledged said instrument to be the free act and deed of said corporation.


(Notarial Seal)                 /s/ Christina R. Jacobson
                                -------------------------------
                                Christina R. Jacobson, Notary
                                Wayne County, MI
                                My Commission Expires 3/10/05

BANK ONE, NATIONAL ASSOCIATION,


(Corporate Seal)    By:    /s/ Janice Ott Rotunno
                        --------------------------------------
                        Name:   Janice Ott Rotunno
                        Title:  Vice President


Attest:
         /s/ G. N. Reaves
------------------------------------
Name: G.N. Reaves
Title: Vice President

Signed, sealed and delivered by

BANK ONE, NATIONAL ASSOCIATION,
in the presence of

         /s/ Leonard Gnat
------------------------------------
Name: Leonard Gnat

         /s/ Steven E. Charles
------------------------------------
Name: Steven E. Charles

STATE OF ILLINOIS
              SS:

Acknowledgment of               On this 26th day of November, 2002, before me,
Execution by                    the subscriber, a Notary Public within and for
Trustee.                        the County of Cook, in the State of Illinois,
                                personally appeared Janice Ott Rotunno to me personally known, who, being by me duly sworn, did say that his business office is located at 1
                                Bank One Plaza, Chicago, Illinois 60670, and he is Vice President of BANK ONE, NATIONAL
                                ASSOCIATION, one of the corporations described in and which executed the foregoing instrument;
                                that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority;
                                and said Janice Ott Rotunno acknowledged said instrument to be the free act and deed of said corporation.



(Notarial Seal)                     /s/Rodney J. Harrington
                           ------------------------------------------
                           Notary Public, State of Illinois
                           No.
                           Qualified in Cook County
                           Commission Expires 06/06/2005

STATE OF MICHIGAN
                SS:
COUNTY OF WAYNE.

Affidavit as to Consideration and Good     J.F. Tompkins being duly sworn, says:
Faith.                                     that he is the Assistant Treasurer of
                                           THE DETROIT EDISON COMPANY, the
                                           Mortgagor named in the foregoing
                                           instrument, and that he has knowledge
                                           of the facts in regard to the making
                                           of said instrument and of the
                                           consideration therefor; that the
                                           consideration for said instrument was
                                           and is actual and adequate, and that
                                           the same was given in good faith for
                                           the purposes in such instrument set
                                           forth.


                                          /s/ J.F. Tompkins
                                    --------------------------------
                                    Name: J.F. Tompkins


         Sworn to before me this 2nd day of December, 2002

                  /s/ Christina R. Jacobson
         ----------------------------------------
         Christina R. Jacobson, Notary
         Wayne County, MI
         My Commission Expires:3/5/05
         (Notarial Seal)
























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